                                   Exhibit 10
                               Powers of Attorney

                                                                     Exhibit 10.


                            LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Michael J. Corey, a Director of First Variable Life Insurance Company, a corporation duly organized under the laws of the State of Arkansas, do hereby appoint, Stephan Largent and Arnold R. Bergman, or any one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

     WITNESS my hand this 15th day of May, 1996

WITNESS:

/s/ Martin Sheerin                           /s/ Michael J. Corey
------------------                           --------------------
                                             Michael J. Corey

                            LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Michael R. Ferrari, a Director of First Variable Life Insurance Company, a corporation duly organized under the laws of the State of Arkansas, do hereby appoint, Stephan Largent and Arnold R. Bergman, or any one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

     WITNESS my hand this 15th day of May, 1996

WITNESS:

/s/ Michael R. Friedberg                     /s/ Michael R. Ferrari
------------------------                     ----------------------
                                             Michael R. Ferrari

                            LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jeff S. Liebmann, Director of First Variable Life Insurance Company, a corporation duly organized under the laws of the State of Arkansas, do hereby appoint, Stephan Largent and Arnold R. Bergman, or any one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

     WITNESS my hand this 15th day of May, 1996

WITNESS:

/s/ Michael R. Friedberg                     /s/ Jeff S.Liebmann
-------------------------                    -------------------
                                             Jeff S. Liebmann

                            LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Ronald M. Butkiewicz, a Director of First Variable Life Insurance Company, a corporation duly organized under the laws of the State of Arkansas, do hereby appoint, Stephan Largent and Arnold R. Bergman, or any one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

     WITNESS my hand this 15th day of May, 1996

WITNESS:

/s/ Martin Sheerin                           /s/ Ronald M. Butkiewicz
------------------                           ------------------------
                                             Ronald M. Butkiewicz

                            LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Norman A. Fair, Director of First Variable Life Insurance Company, a corporation duly organized under the laws of the State of Arkansas, do hereby appoint, Stephan Largent and Arnold R. Bergman, or any one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

     WITNESS my hand this 24th day of April, 1996

WITNESS:

/s/ Thomas K. Neavins                        /s/ Norman A. Fair
----------------------                       ------------------
                                             Norman A. Fair

                            LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, T. David Kingston, a Director of First Variable Life Insurance Company, a corporation duly organized under the laws of the State of Arkansas, do hereby appoint, Stephan Largent and Arnold R. Bergman, or any one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

     WITNESS my hand this 15th day of May, 1996

WITNESS:

/s/ Martin Sheerin                           /s/ T. David Kingston
------------------                           ---------------------
                                             T. David Kingston

                            LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Thomas K. Neavins, Director of First Variable Life Insurance Company, a corporation duly organized under the laws of the State of Arkansas, do hereby appoint, Stephan Largent and Arnold R. Bergman, or any one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

     WITNESS my hand this 15 day of May, 1996

WITNESS:

/s/ Martin Sheerin                           /s/ Thomas K. Neavins
-------------------                          ---------------------
                                             Thomas K. Neavins

                            LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Philip R. O' Connor, Director of First Variable Life Insurance Company, a corporation duly organized under the laws of the State of Arkansas, do hereby appoint, Stephan Largent and Arnold R. Bergman, or any one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

     WITNESS my hand this 15th day of May, 1996

WITNESS:

/S/ MICHAEL R. FRIEDBERG                     /S/ PHILIP R. O'CONNOR
------------------------                     ----------------------
                                             Philip R. O'Connor